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                                                                 Exhibit 4.05(a)

                                    AMENDMENT

               AMENDMENT, dated as of March 26, 1999 (the "Amendment"), to the Credit Agreement, dated as of October 6, 1998 (the "Credit Agreement"), made by and among FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association not in its individual capacity but solely as trustee on behalf of that certain trust created under the Trust Agreement (22222), dated as of September 28, 1998, between First Security Bank, National Association and Aircraft 22222, Inc., a Delaware corporation (together with any successor Qualified Trustee, the "Initial Borrower"), FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as trustee on behalf of that certain trust created under the Trust Agreement (49104) dated as of January 10, 1999 by and between First Security Bank, National association and Aircraft 49104, Inc., FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as trustee on behalf of that certain trust created under the Trust Agreement (53015) dated as of August 28, 1998 by and between First Security Bank, National Association and Aircraft 53015, Inc., FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as trustee on behalf of that certain trust created under the Trust Agreement (24837) dated as of October 30, 1998 by and between First Security Bank, National Association and Aircraft 24837, Inc., FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as trustee under the Amended and Restated Trust Agreement (347) dated as of October 30, 1998 by and between First Security Bank, National Association and Aircraft 347, Inc., FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as trustee on behalf of that certain trust created under the Amended and Restated Trust Agreement (25221) dated as of August 25, 1998 by and between First Security Bank, National Association and Aircraft 25221, Inc., and AIRCRAFT 373, INC. (collectively, with the Initial Borrower, the "Existing Borrowers"), certain other UniCapital Subsidiary Trusts and UniCapital Special Purpose Corporations designated as Borrowing Affiliates thereunder (the Existing Borrowers and such UniCapital Subsidiary Trusts and UniCapital Special Purpose Corporations being referred to individually as a "Borrower" or collectively as the "Borrowers"), LEHMAN COMMERCIAL PAPER INC., a New York corporation in its capacity as a Lender ("Lehman"), and other financial institutions from time to time parties thereto (such financial institutions hereinafter being referred to individually as a "Lender" or collectively as the "Lenders"), and LEHMAN COMMERCIAL PAPER INC. in its capacity as agent for the Lenders (in such capacity, and together with any successor agent, the "Agent").

                              W I T N E S S E T H :

               WHEREAS, the Borrowers, UniCapital, Lehman, and the Agent, desire to amend the Credit Agreement as set forth in this Amendment, but only on the terms and subject to the conditions set forth below;

               NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto agree as follows:

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         1. Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

         2. Amendments to Article I.

                  (a) The following defined terms are hereby added to subsection
1.1 in the appropriate alphabetical order:

                      "Alternate Applicable Aircraft Advance Rate" with respect to any Eligible Aircraft means:

                      (a) if the age of such Aircraft (measured from the date of original manufacture to the date of the original Loan made or to be made in respect of such Eligible Aircraft) is less than or equal to 15 years, 80%;

                      (b) if the age of such Aircraft (measured from the date of original manufacture to the date of the original Loan made or to be made in respect of such Eligible Aircraft) is less than or equal to 20 years and greater than 15 years, 70%; or

                      (c) if the age of such Aircraft (measured from the date of original manufacture to the date of the original Loan made or to be made in respect of such Eligible Aircraft) is greater than 20 years, 60%.

                      "Alternate Applicable Aircraft Borrowing Base" with respect to any Eligible Aircraft means the lesser of the following amounts (subject to such lesser amount being reduced pursuant to the Concentration Restriction): (a) the sum of (x) the available amount for drawing under any Eligible Credit Enhancement in effect with respect to the Eligible Aircraft, and (y) the product of (A) the Alternate Applicable Aircraft Advance Rate for such Eligible Aircraft, and (B) the Fair Market Value of such Eligible Aircraft, (b) 80% of the Fair Market Value of such Eligible Aircraft and (c) the sum of (x) the amount available for drawing under any Eligible Credit Enhancement in effect with respect to such Eligible Aircraft and (y) 85% of the Purchase Price of such Eligible Aircraft; provided, that the lesser of (a), (b) or (c) shall be reduced by the amount of any mandatory prepayment under subsection 2.3(b), and, provided, further, that in the case of Eligible Aircraft with respect to which Loans have been advanced prior to March 25, 1999, the lesser of (a), (b) and (c) shall be reduced by subtracting the Cumulative Depreciation Amount determined as of the date of an additional Loan Advance with respect to such aircraft.

                      "Cumulative Depreciation Amount" means, with respect to any Eligible Aircraft, the product of (a) an amount equal to one-twelfth of 4% of the Fair Market Value of such Eligible Aircraft, as determined at the time of the making of the Loans in respect of such aircraft, multiplied by (b) the number of full calendar months that have elapsed from the date of the initial advance of a Loan with respect to such aircraft until the date of determination of Cumulative Depreciation Amount.

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                                                                               3

                      "Incremental Applicable Aircraft Borrowing Base" means, with respect to any Eligible Aircraft, the difference between the (a) Alternate Applicable Aircraft Borrowing Base and (b) the Applicable Aircraft Borrowing Base as reduced by the Cumulative Depreciation Amount for such Eligible Aircraft.

               (b) The definition of "Applicable Carrier Borrowing Base" is hereby amended by deleting the words "Applicable Aircraft Borrowing Bases" and substituting in lieu thereof the words "Alternate Applicable Aircraft Borrowing Bases".

               (c) The definition of "Applicable Margin" is hereby amended: (1) by deleting therefrom the amount "1.75%" and substituting in lieu thereof the amount "2.75%"; (2) by deleting therefrom the amount "1.50%" and substituting in lieu thereof the amount "2.50%"; (3) by deleting therefrom the phrase "three-fourths of one percent (.75%)" and substituting in lieu thereof the phrase "one and three-fourths percent (1.75%)"; and, (4) by deleting therefrom the phrase "one-half of one percent (.50%)" and substituting in lieu thereof the phrase "one and one-half percent (1.50%); provided, however, that if the aggregate outstanding principal balance of the Revolving Loans does not exceed the aggregate of the Applicable Aircraft Borrowing Bases of all Financed Aircraft, the original definition of "Applicable Margin" (without regard to the amendment herein) shall apply and, provided further, that if prepayments of the Loans have not reduced the outstanding principal amount of the Loans to an amount that does not exceed the aggregate Applicable Aircraft Borrowing Bases of all Financed Aircraft as reduced by the Cumulative Depreciation Amounts of such Financed Aircraft on or before July 31, 1999, the Applicable Margin shall increase by adding one-quarter of one percent thereto effective August 1, 1999 and shall increase by adding an additional one-quarter of one percent thereto effective the first day of each calendar month thereafter until prepayments of the Loans have reduced the outstanding principal amount of the Loans to an amount that does not exceed the aggregate Applicable Aircraft Borrowing Bases of all Financed Aircraft as reduced by the Cumulative Depreciation Amounts of such Financed Aircraft.

               (d) The definition of "Borrowing Base" is hereby amended by deleting therefrom the words "Applicable Aircraft Borrowing Base" wherever such words appear and substituting in lieu thereof the term "Alternate Applicable Aircraft Borrowing Base".

               (e) The definition of "Concentration Restriction" is hereby amended by deleting therefrom the words "Applicable Aircraft Borrowing Base" wherever such words appear and substituting in lieu thereof the term "Alternate Applicable Aircraft Borrowing Base".

       3.      Amendments to Article II.

               (a) Subsection 2.1(a) of the Credit Agreement is hereby amended:

                      (1) by deleting therefrom the words "Applicable Aircraft Borrowing Base" wherever such words appear and substituting in lieu thereof the term "Alternate Applicable Aircraft Borrowing Base"; and

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                     (2) by inserting the following after the word "violated" in third proviso of the first sentence:

               " and (Z) the aggregate Incremental Applicable Aircraft Borrowing Bases for all Financed Aircraft shall not exceed the amount of $50,000,000."

               (b) Subsection 2.3(b)(i) of the Credit Agreement is hereby amended by deleting such subsection and substituting in lieu thereof the following:

               "(b) Mandatory Prepayments. (i) Upon the sale of any Aircraft or other asset by any Borrower, or upon the refinancing of any Indebtedness of any Borrower arising from any Loan hereunder, the Borrowers, jointly and severally, shall immediately pay to the Agent an amount equal to the net proceeds of such sale or refinancing, which amount shall be applied by the Agent to reduce outstanding principal and accrued interest on any Loans made to, or for the benefit of, such Borrower. If any net proceeds of such sale or refinancing remain after the repayment in full of all outstanding principal and accrued interest on such Loans, such excess proceeds (except to the extent derived from the pending sale of the Financed Aircraft having manufacturer's serial numbers 373 (leased to Midway Airlines, Inc.) and 25221 (leased to Britannia Airways)) shall first be applied pro rata to the partial prepayment of all unpaid Revolving Loans in respect of the remaining Financed Aircraft until the aggregate outstanding principal balance of the Revolving Loans does not exceed the aggregate of the Applicable Aircraft Borrowing Bases of all Financed Aircraft as reduced by the Cumulative Depreciation Amounts of such Financed Aircraft, and then, if no Default or Event of Default exists at the time, the balance, if any, shall be paid to the Applicable Borrower and may be used by such Borrower in its discretion subject to compliance with the terms of this Credit Agreement and other Loan Documents. If UniCapital or any of its affiliates or one or more of the Borrowers, acting directly or through one or more affiliates, enters into a securitization, offering of lease receivables, equipment trust certificate transaction or other capital markets transaction (except the pending sale for securitization of the Financed Aircraft having manufacturer's serial numbers 373 (leased to Midway Airlines, Inc.) and 25221 (leased to Britannia Airways)) with respect to some or all of the Financed Aircraft, in either case UniCapital shall cause any net proceeds of such debt offering or other transaction to be applied pro rata to the partial prepayment of all unpaid Revolving Loans in respect of the Financed Aircraft until the aggregate outstanding principal balance of the Revolving Loans does not exceed the aggregate of the Applicable Aircraft Borrowing Bases of all Financed Aircraft as reduced by the Cumulative depreciation Amounts of such Financed Aircraft, and then the balance, if any (if not otherwise required to be applied herein), shall be paid to the Applicable Borrower and may be used by such Borrower in its discretion subject to compliance with the terms of this Credit Agreement and other Loan Documents."

               (c) Subsection 2.10 of the Credit Agreement is hereby amended by inserting the following after the word "therein":

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               "and, in addition thereto, shall pay a fee equal to 1% of the
               Incremental Applicable Aircraft Borrowing Base for each Financed Aircraft on the date of the Loan advance with respect thereto."

       4.      Amendments to Article VII.

               The following additional subsection is hereby added to Article VII in the appropriate numerical order:

               "7.26. Refinancing of Other Aircraft. UniCapital agrees to cause the four existing aircraft financed under the NationsBank Warehouse Credit Agreement to be promptly refinanced under this Agreement."

       5. Transitory Provision. Notwithstanding the limitation contained in the second sentence of the definition of Financed Aircraft, with respect to Eligible Aircraft with respect to which a Loan was advanced on or before March 25, 1999, Lenders shall make a single additional advance with respect to all such Eligible Aircraft, and if required, each Borrower hereby agrees to partially prepay the unpaid Revolving Loans in order to conform to the terms and conditions contained in subsection 2.1 of the Credit Agreement, as amended by this Amendment. The Borrowers hereby agree that the proceeds of such additional advances shall be used by each Borrower only to prepay existing loans permitted under subsection 8.5(d) of the Credit Agreement.

       6. Effective Date. This Amendment shall become effective as of the date hereof (the "Effective Date") upon receipt by the Agent of counterparts of this Amendment, duly executed and delivered by the Borrowers, UniCapital, Lehman, and the Agent and the amendment of even date herewith to the existing engagement letter between Lehman Brothers Inc. and UniCapital, duly executed by UniCapital.

       7. Representations and Warranties. After the effectiveness of this Amendment, the Borrower confirms and reaffirms as of the date hereof the representations and warranties contained in Article VI of the Credit Agreement.

       8. Continuing Effect. Except as expressly waived or amended hereby, the Credit Agreement shall continue to be and shall remain in full force and effect in accordance with its terms. This Amendment shall constitute a Loan Document.

       9. Governing Law; Counterparts. (a) This Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

               (b) This Amendment may be executed by the parties hereto on one or more counterparts, and all such counterparts shall be deemed to constitute one and the same instrument.

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               IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first written above.

                                                 FIRST SECURITY BANK, NATIONAL
                                                 ASSOCIATION, not in its
                                                 individual capacity, except as
                                                 expressly specified herein, but
                                                 solely as trustee, as the
                                                 Initial Borrower

                                                 By: /s/ Brett R. King
                                                    ----------------------------
                                                       Name: Brett R. King
                                                       Title: Assistant
                                                              Vice President

                                                 FIRST SECURITY BANK, NATIONAL
                                                 ASSOCIATION, NOT IN ITS
                                                 INDIVIDUAL CAPACITY BUT SOLELY
                                                 AS TRUSTEE ON BEHALF OF THAT
                                                 CERTAIN TRUST CREATED UNDER THE
                                                 TRUST AGREEMENT (49104) DATED
                                                 AS OF JANUARY 10, 1999 BY AND
                                                 BETWEEN FIRST SECURITY BANK,
                                                 NATIONAL ASSOCIATION AND
                                                 AIRCRAFT 49104, INC.

                                                 By: /s/ Brett R. King
                                                    ----------------------------
                                                       Name: Brett R. King
                                                       Title: Assistant
                                                              Vice President

                                                 FIRST SECURITY BANK, NATIONAL
                                                 ASSOCIATION, NOT IN ITS
                                                 INDIVIDUAL CAPACITY BUT SOLELY
                                                 AS TRUSTEE ON BEHALF OF THAT
                                                 CERTAIN TRUST CREATED UNDER THE
                                                 TRUST AGREEMENT (22222) DATED
                                                 AS OF SEPTEMBER 28, 199 BY AND
                                                 BETWEEN

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                                                 FIRST SECURITY BANK, NATIONAL
                                                 ASSOCIATION AND AIRCRAFT 22222,
                                                 INC.

                                                 By: /s/ Brett R. King
                                                    ----------------------------
                                                       Name: Brett R. King
                                                       Title: Assistant
                                                              Vice President

                                                 FIRST SECURITY BANK, NATIONAL
                                                 ASSOCIATION, NOT IN ITS
                                                 INDIVIDUAL CAPACITY BUT SOLELY
                                                 AS TRUSTEE ON BEHALF OF THAT
                                                 CERTAIN TRUST CREATED UNDER THE
                                                 TRUST AGREEMENT (53015) DATED
                                                 AS OF AUGUST 28, 1998 BY AND
                                                 BETWEEN FIRST SECURITY BANK,
                                                 NATIONAL ASSOCIATION AND
                                                 AIRCRAFT 53105, INC.

                                                 By: /s/ Brett R. King
                                                    ----------------------------
                                                       Name: Brett R. King
                                                       Title: Assistant
                                                              Vice President

                                                 FIRST SECURITY BANK, NATIONAL
                                                 ASSOCIATION, NOT IN ITS
                                                 INDIVIDUAL CAPACITY BUT SOLELY
                                                 AS TRUSTEE ON BEHALF OF THAT
                                                 CERTAIN TRUST CREATED UNDER THE
                                                 TRUST AGREEMENT (24837) DATED
                                                 AS OF OCTOBER 30, 1998 BY AND
                                                 BETWEEN FIRST SECURITY BANK,
                                                 NATIONAL ASSOCIATION AND
                                                 AIRCRAFT 24837, INC.


                                                 By: /s/ Brett R. King
                                                    ----------------------------
                                                       Name: Brett R. King
                                                       Title: Assistant
                                                              Vice President

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                                                                               8

                                                 FIRST SECURITY BANK, NATIONAL
                                                 ASSOCIATION, NOT IN ITS
                                                 INDIVIDUAL CAPACITY BUT SOLELY
                                                 AS TRUSTEE UNDER THE AMENDED
                                                 AND RESTATED TRUST AGREEMENT
                                                 (347) DATED AS OF OCTOBER 30,
                                                 1998 BY AND BETWEEN FIRST
                                                 SECURITY BANK, NATIONAL
                                                 ASSOCIATION AND AIRCRAFT 347,
                                                 INC.

                                                 By: /s/ Brett R. King
                                                    ----------------------------
                                                       Name: Brett R. King
                                                       Title: Assistant
                                                              Vice President

                                                 FIRST SECURITY BANK, NATIONAL
                                                 ASSOCIATION, NOT IN ITS
                                                 INDIVIDUAL CAPACITY BUT SOLELY
                                                 AS TRUSTEE ON BEHALF OF THAT
                                                 CERTAIN TRUST CREATED UNDER THE
                                                 AMENDED AND RESTATED TRUST
                                                 AGREEMENT (25221) DATED AS OF
                                                 AUGUST 25, 1998 BY AND BETWEEN
                                                 FIRST SECURITY BANK, NATIONAL
                                                 ASSOCIATION AND AIRCRAFT 25221,
                                                 INC.

                                                 By: /s/ Brett R. King
                                                    ----------------------------
                                                       Name: Brett R. King
                                                       Title: Assistant
                                                              Vice President

                                                 AIRCRAFT 373, INC.

                                                 By: /s/ Daniel M. Chait
                                                    ----------------------------
                                                       Name: Daniel M. Chait
                                                       Title: Vice President

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                                                 UNICAPITAL CORPORATION

                                                 By: /s/ Daniel M. Chait
                                                    ----------------------------
                                                       Name: Daniel M. Chait
                                                       Title: Vice President

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                                                 LEHMAN COMMERCIAL PAPER INC.,
                                                 as Agent and as a Lender

                                                 By: /s/ Vincent Primiano
                                                    ----------------------------
                                                       Name: Vincent Primiano
                                                       Title: Vice President